SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  May 19, 2000


                               FIBERCORE, INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Nevada                   000-21823                  87-0445729
      (STATE OR OTHER        (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      JURISDICTION OF                                    IDENTIFICATION NO.)
       INCORPORATION)


           253 Worcester Road, P.O. Box 180
                     Charlton, MA                                01507
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



       Registrant's telephone number, including area code (508) 248-3900


                                 Not Applicable
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.     OTHER EVENTS.
            ------------

            On May 19, 2000, the Registrant and Tyco Electronics Corporation ("TEC") entered into a Term Sheet Agreement and a Standstill Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively. On June 5, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.


EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

Exhibit 10.1      Term Sheet, dated May 19, 2000

Exhibit 10.2      Standstill Agreement, dated May 19, 2000

Exhibit 99.1      Press Release of the Registrant, dated June 5, 2000.

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       FIBERCORE, INC.



                                       By: /s/ Michael J. Beecher
                                           -------------------------------------
                                           Name:   Michael J. Beecher
                                           Title:  Chief Financial Officer
                                                     and Treasurer
Date:  June 9, 2000